EXHIBIT 99.1

FINAL TRANSCRIPT

Conference Call Transcript

STFC - Q4 2007 State Auto Financial Earnings Conference Call

Event Date/Time: Feb. 14. 2008 / 10:00AM ET

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FINAL TRANSCRIPT
Feb. 14. 2008 / 10:00AM ET, STFC - Q4 2007 State Auto Financial Earnings Conference Call

CORPORATE PARTICIPANTS

Bob Restrepo

State Auto Financial - Chairman, President & CEO

Matt Mrozek

State Auto Financial - Corporate Actuary

Steve English

State Auto Financial - CFO

Jim Duemey

State Auto Financial - Chief Investment Officer

Terry Bowshier

State Auto Financial - VP Investor Relations

CONFERENCE CALL PARTICIPANTS

Beth Malone

KeyBanc - Analyst

Joseph DiMarino

Piper Jaffray - Analyst

Chuck Hamilton

FTN Midwest - Analyst

Larry Greenberg

Langen McAlenny - Analyst

Matt Ormond

KBW - Analyst

PRESENTATION

Operator

Welcome to the state State Auto Financial earnings conference call. At this time, all participants are in a listen-only mode. After the presentation, we will conduct a question and answer session. (OPERATOR INSTRUCTIONS)

Today’s conference is being recorded. If you have any objection us may disconnect at this time. Now, I will turn the call over to Mr. Terry Bowshier Director of Investor Relations of State Auto Financial Corporation.

Sir, you may begin.

Terry Bowshier - State Auto Financial - VP Investor Relations

Thank you, Katherine.

Good morning to you all, and welcome to State Auto Financial fourth quarter of 2007 earnings conference call. Today I’m joined by several members of STFC’s senior management team: our Chairman, President and CEO Bob Restrepo, Chief Financial Officer, Steve English, Chief Investment Officer Jim Duemey, Corporate Actuary Matt Mrozek and our Chief Accounting Officer and Treasurer Cindy Powell. Today’s call will include prepared remarks by our CEO Bob Restrepo after which we will open the lines for questions.

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FINAL TRANSCRIPT
Feb. 14. 2008 / 10:00AM ET, STFC - Q4 2007 State Auto Financial Earnings Conference Call

Please note our comments today may include forward-looking statements which by their nature involve a number of risk factors and uncertainties which may affect future financial performance. Such risk factors may cause actual results to differ materially from those contained in our projections or forward-looking statements. These types of factors are discussed at end of our press release as well as in our annual and quarterly filings with the Securities and Exchange Commission, to which I refer you.

A financial packet containing reconciliations of certain non-GAAP measures along with supplemental financial information was distributed to registered participants prior to this call and made available to all interested parties on our website www.stateauto.com as an attachment to the press release.

Now I’ll turn the call over to STFC’s Chairman, President and CEO Bob Restrepo.

Bob Restrepo - State Auto Financial - Chairman, President & CEO

Thank you, Terry and good morning, everyone.

We’re very pleased with our fourth quarter results. Although we had the twin benefits of favorable weather and positive reserve releases, our underwriting results also held up very well we reported solid results across all lines. For the year, our combined ratio of 92.8% and our net income from operations of $111 million exceeded our expectations. We’re particularly pleased with the increase in book value per share that we produced in 2007. As reported earlier today, book value increased 13.7% to $23.10 a share. The excellent result is a testimony to our strong underwriting performance, conservative investment philosophy and prudent risk management practices. We continue to manage our investment to an attractive after-tax return, and have no material exposure to the subprime and municipal bond insurance problems that are plaguing many other companies.

Our investments in new products and new technology are paying off in the marketplace. After several years of flat or negative growth, we have positive growth in the fourth quarter in both our personal and business insurance segments. All in all, an excellent quarter and a very good year.

Personal auto remains our largest and most important line. Frequency and severity were up modestly but pure premium trends remain quite manageable. During 2007 personal auto rates were flat but we planned modest price increases for 2008. We produced an underwriting profit in homeowners but a good part of this resulted from favorable weather and relatively low catastrophe experience. Our non-catastrophe loss ratio was 46%. We need to get it well under 40% and have several initiatives under way to improve results.

Commercial automobile and commercial multi-peril were not as strong as 2006 but are still quite good and remain quite profitable. Workers compensation results have improved substantially since the second quarter.

Our premium volume was up 1.5% for the quarter and flat for the year. Personal insurance premiums increased 2% and business insurance premiums were up just under 1%. We continue to see substantial increases in new business, particularly in the personal automobile and business owner or BOP line. The investments we’ve made in new products and new technology are paying off in substantially higher levels of submission and quote activity. As Clyde Fitch, our new head of sales says, we’re getting lot more back.

The key for us is becoming top of mind with our agency plan and getting more opportunities to quote and write profitable new business. In 2007, 96% of new personal insurance was submitted to us electronically and 82% of all policy changes. In the BOP line, new business increased over 40% last year following the countrywide rollout of our new bizXpress capability. Commercial automobile will follow with bizXpress in the second quarter of this year.

Our production run rates were all key lines of insurance had good momentum as we begin a new year in 2008. The production momentum we’ve established with our standard lines will be augmented by the pooling changes we announced late last year. In 2008, we’ll add new premiums to STFC’s results coming from the Beacon Insurance Group in Texas, the Patron’s Insurance Group located in southern New England and our middle market business, which we call Sammy. At the end of 2007, these three businesses accounted for over $130 million in direct written premiums. 80% of this business will be reported with the results of STFC in 2008.

For the quarter and for the year, expense ratio suffered somewhat from week premium production and higher fourth quarter accruals for agents and employee-related compensation expenses.

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FINAL TRANSCRIPT
Feb. 14. 2008 / 10:00AM ET, STFC - Q4 2007 State Auto Financial Earnings Conference Call

Separately today we announced preliminary catastrophe loss estimates for a series of unusual first quarter storms. So far this year we’ve had three separate catastrophes that we estimate will produce $30 million to $33 million in pretax catastrophe losses for STFC. Over the past five years, our average first quarter loss from catastrophes was less than $7 million. At this point we expect to have an unusually poor first quarter catastrophe wise.

Notwithstanding the bad weather experience we’ve had at the beginning of the year, we remain confident that the investments we’re making in profitable organic growth and the new acquisitions we’ll incorporate into STFC’s results will continue to build book value and strong returns for our shareholders.

Before we open it up to questions and before I turn it back to Terry, I would like Matt Mrozek to give you a little bit more color on our reserve releases that were included in our 2007 results. Matt?

Matt Mrozek - State Auto Financial - Corporate Actuary

Thank you, Bob.

As Bob mentioned, 2007 did see some favorable reserve development on prior accident years. For the entire year, 2007, the total favorable development amounted to $54.7 million. Specifically, within that catastrophe, accounted for $4.6 million. The balance is made up largely of four components each contributing about the same.

The first is seated reinsurance. The second is loss adjustment expense reserve and the last two are on the loss side on the private passenger auto liability segment and the other liability segment.

To add a little bit more color within those two lines of business for private passenger auto, the primary contributors are on the latest two accident years. The accident years ‘06 and ‘05 and primarily a change in the loss severity, although there has been some improvement also in the frequency for private passenger auto liability and for other liability, the emergence coming predominantly from the three accident years and driven by improved severity.

Again, in total, $54.7 million, in rough numbers, that compares to $72 million for a year ago 2006.

Bob Restrepo - State Auto Financial - Chairman, President & CEO

Thank you, Matt. I’m sure we’ll have some followup questions on that and Terry, we’ll turn it back to you and open it for questions.

Terry Bowshier - State Auto Financial - VP Investor Relations

Thank you, Bob and Matt. At this point, Katherine could you open the lines for questions.

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QUESTION AND ANSWER

Operator

Thank you.

(OPERATOR INSTRUCTIONS)

Our first question is from Beth Malone from KeyBanc. Your line is open.

Beth Malone - KeyBanc - Analyst

Good morning, and congratulations on the fourth quarter.

Bob Restrepo - State Auto Financial - Chairman, President & CEO

Thank you, Beth.

Beth Malone - KeyBanc - Analyst

My first question is just so I’m clear on the loss. The reserve releases, what was it in the fourth quarter for reserve releases because I know it it is in the press release I just wanted to make sure I had the right number.

Bob Restrepo - State Auto Financial - Chairman, President & CEO

Beth, I will ask Matt to respond.

Matt Mrozek - State Auto Financial - Corporate Actuary

For the fourth quarter, we have a catastrophe broken out specifically. For catastrophes in the fourth quarter, the number was about $6.1 million.

Beth Malone - KeyBanc - Analyst

When you say catastrophes, that wasn’t reserve releases from previously catastrophe reserves or was that actual catastrophes you experienced in the first quarter?

Matt Mrozek - State Auto Financial - Corporate Actuary

The 6.1 is favorable reserve development in the fourth quarter on prior period catastrophes.

Beth Malone - KeyBanc - Analyst

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FINAL TRANSCRIPT
Feb. 14. 2008 / 10:00AM ET, STFC - Q4 2007 State Auto Financial Earnings Conference Call

Was that the only reserve release or? Was there more?

Matt Mrozek - State Auto Financial - Corporate Actuary

As for as non cat, we don’t break that out as far as quantifying the impact in the fourth quarter specifically versus on quarters. Just at the full year numbers I mentioned earlier.

Beth Malone - KeyBanc - Analyst

Okay. And for the whole year, though, the favorable was down compared to a year ago?

Matt Mrozek - State Auto Financial - Corporate Actuary

That’s correct.

Beth Malone - KeyBanc - Analyst

Okay. All right, I just also wanted to ask a question about the premium growth or the flat premiums. Just so I get the picture, you all were able to generate as much written premium this year as you did last year and you said prices were flat. In the market, which I think where some of your competitors are, we have pretty consistently been told that rates in 2007 were down anywhere from 5% to 10% to as much as 20%. If you’re talking about trying to get new business; so, your book, you saw rates flat in the same markets that these other companies are saying that they saw them decline that much?

Bob Restrepo - State Auto Financial - Chairman, President & CEO

My comment that—in terms of flat pricing related to personal automobile and if I give you just a general feel by line and business insurance, personal automobile rates were flat. We took some rate discounts, custom rates in 2006 on our legacy book to maintain retention and our policyholder retention has held up very well for both personal insurance as well as business insurance.

In homeowners, we had some price increases, but pretty modest. And in commercial insurance our business—in the business insurance areas, our prices per exposure were down somewhat. Fourth quarter was pretty consistent with what we’ve been seeing throughout last year in the mid single digit area. Conversely, in addition to strong retention, as I mentioned, our new business was up substantially and business insurance in particular in the BOP line that contributed to a slightly positive increase in our policy count.

So our exposures were up somewhat, prices net-net when you roll in business insurance were down somewhat. That’s what contributed to a flat year, but our run rates in the fourth quarter, particularly from a new business standpoint were substantially higher than the prior three quarters and that’s what contributed to the modest premium increase.

Beth Malone - KeyBanc - Analyst

You mentioned that BOP was up substantially. Is that—I think you said 40%—is that a new product line for you?

Bob Restrepo - State Auto Financial - Chairman, President & CEO

We’ve had the BOP product out there for some time. We had fallen behind many of our competitors in terms of our ease of doing business, particularly from a technology standpoint. So the big stimulus to our production increase was implementing the new technology, which we call netXpress, which allows agents to quote and issue policies real time in their office. So that was the biggest significant change. We’ve also made

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FINAL TRANSCRIPT
Feb. 14. 2008 / 10:00AM ET, STFC - Q4 2007 State Auto Financial Earnings Conference Call

several enhancements to the product itself, broadening eligibility, enhancing coverages to make it easier to sell the product but the biggest single contributor to the increase was the new system we put in place early in the fourth quarter.

Beth Malone - KeyBanc - Analyst

Okay on and just one last question and that’s on the catastrophe that you released this morning for the first quarter, the $33 million, so that was the tornadoes that made the press and you happened to have some pretty meaningful exposures in those markets where those tornadoes occurred?

Bob Restrepo - State Auto Financial - Chairman, President & CEO

Yes, we have three separate catastrophes, one the first week in January, the second, the fourth week in January, and the third and the most significant one was last week. And that significantly effected areas of Kentucky and western Tennessee where we have substantial property business.

Beth Malone - KeyBanc - Analyst

Okay, thank you.

Operator

Our next question comes from Joseph DiMarino from Piper Jaffray.

Joseph DiMarino - Piper Jaffray - Analyst

Good morning.

Bob Restrepo - State Auto Financial - Chairman, President & CEO

Good morning.

Joseph DiMarino - Piper Jaffray - Analyst

One quick question, what would be your proportions of casualty risk versus property risk, a ratio, if you have one—like how does your business breakout in terms of casualty risk exposure versus property risk exposure?

Bob Restrepo - State Auto Financial - Chairman, President & CEO

We don’t have that right in front of me and our—50% of our business is automobile business, either personal or commercial. Obviously, that’s both a liability and a property risk. Property damage and physical damage coverage is property oriented, either our own clients or somebody else’s, but we also pay a lot of bodily injury and medical claims as well. So it’s a reasonable mix. Generally speaking, we have more property exposure than liability or casualty exposure.

Joseph DiMarino - Piper Jaffray - Analyst

Okay. Thanks.

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FINAL TRANSCRIPT
Feb. 14. 2008 / 10:00AM ET, STFC - Q4 2007 State Auto Financial Earnings Conference Call

Operator

Our next question comes from Chuck Hamilton from FTN Midwest. Your line is open.

Chuck Hamilton - FTN Midwest - Analyst

Good morning, thank you and congratulations on a very good quarter.

Bob Restrepo - State Auto Financial - Chairman, President & CEO

Thank you.

Chuck Hamilton - FTN Midwest - Analyst

Just a quick answer to the previous caller. I think roughly your split is about 72/28 property/casualty if you roll in your homeowners and fire and allied lines and maybe half from commercial multi-peril. I think that’s broadly about what the split is for this point for 2007.

Bob Restrepo - State Auto Financial - Chairman, President & CEO

Thanks, I’ll invite you in here for the next call.

Chuck Hamilton - FTN Midwest - Analyst

Okay, I do have one question for Matt—and Matt, sorry but I’m going to need a little bit more information on the cat loss ratio and loss development just for clarity purposes because I have to confess about I’m confused at this point.

I think what you indicated for the ‘07 full year you got 54.7 combined loss development in cats which I think you identified $4.6 million in cats so really $50.1 million net of the catastrophes for the full year, is that correct?

Matt Mrozek - State Auto Financial - Corporate Actuary

That’s correct.

Chuck Hamilton - FTN Midwest - Analyst

In ‘06 you identified $72 million total, what was the cat portion of that?

Matt Mrozek - State Auto Financial - Corporate Actuary

$800,000 very low contribution.

Chuck Hamilton - FTN Midwest - Analyst

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FINAL TRANSCRIPT
Feb. 14. 2008 / 10:00AM ET, STFC - Q4 2007 State Auto Financial Earnings Conference Call

I’m trying to understand, look at the fourth quarter in particular and when I look at last year, I think was based on our fourth quarter ‘06 call, you had identified that net cat loss development you had a hit of $1.5 million or 0.6% loss ratio impact for the followup data were about 7.9 offset in part by loss development of 6.4. You indicated today, $6.1 million favorable impact from favorable combination in the quarter. How would you break that down, Matt, between the cats and loss development?

Matt Mrozek - State Auto Financial - Corporate Actuary

The 6.1 is the loss development of prior period catastrophes. That combines with a very small few hundred thousand dollar fourth quarter catastrophes. So in total for the quarter, the catastrophe amounted to $5.9 million.

Chuck Hamilton - FTN Midwest - Analyst

5.9. So it has 0.2.

Matt Mrozek - State Auto Financial - Corporate Actuary

Favorable.

Chuck Hamilton - FTN Midwest - Analyst

Yep, I’m with you. And, I have to say that most of the difficulties, analysts are having that we can’t get at the loss development from prior periods and again you’ve got still significant casualty lines here and it’s difficult for us to assess the impact in this quarter from favorable loss development unless we have it spread out from cats. That’s just a comment going forward. That’s it for questions, thank you very much.

Bob Restrepo - State Auto Financial - Chairman, President & CEO

Thank you.

Operator

Our next question is from Larry Greenberg from Langen McAlenny.

Larry Greenberg - Langen McAlenny - Analyst

Thank you and good morning.

Bob Restrepo - State Auto Financial - Chairman, President & CEO

Good morning, Larry,.

Larry Greenberg - Langen McAlenny - Analyst

I was wondering is it fair to say that you got some favorable development this quarter from prior 2007 quarters?

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FINAL TRANSCRIPT
Feb. 14. 2008 / 10:00AM ET, STFC - Q4 2007 State Auto Financial Earnings Conference Call

Bob Restrepo - State Auto Financial - Chairman, President & CEO

Yes, it is. Matt?

Matt Mrozek - State Auto Financial - Corporate Actuary

For catastrophes yes. Of the $6.1 million that I noted, $5.4 million came from prior years with the balance coming from prior ‘07 quarters for catastrophes.

Larry Greenberg - Langen McAlenny - Analyst

Okay, but beyond the catastrophe was there non-cat favorable development from the prior quarters?

Matt Mrozek - State Auto Financial - Corporate Actuary

Well the cat is the only piece that we break out in a quarterly basis so we can’t speak to prior quarter’s development of the fourth quarter on an ongoing cat.

Larry Greenberg - Langen McAlenny - Analyst

That’s fair. What were the total cat losses for the year?

Matt Mrozek - State Auto Financial - Corporate Actuary

$37.1 million, Larry, in total for the year.

Larry Greenberg - Langen McAlenny - Analyst

Okay. And you in your disclosure on the first quarter cats gave the “normal first quarters .” the average of the last five years. Do you have that information broken out for each of the four quarters?

Matt Mrozek - State Auto Financial - Corporate Actuary

Yes, we do. Well—I don’t have it with me.

Bob Restrepo - State Auto Financial - Chairman, President & CEO

We don’t have it in front of us, Larry,.

Matt Mrozek - State Auto Financial - Corporate Actuary

We can provide that.

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FINAL TRANSCRIPT
Feb. 14. 2008 / 10:00AM ET, STFC - Q4 2007 State Auto Financial Earnings Conference Call

Larry Greenberg - Langen McAlenny - Analyst

Just in general, what are you using for your overall cat load on an annual basis now?

Bob Restrepo - State Auto Financial - Chairman, President & CEO

We’ve been averaging over the last five years or so 6% to 7% of our premium paid out in cat. Obviously, it moves around quite a bit quarter to quarter, definitely year to year. It tends to be concentrated in the second and third quarters. First and fourth quarters are generally light catastrophe quarters. This was very unusual year and a lot of mild weather that we had in the South really produced a lot of wind and tornadic events that we don’t ordinarily see in January and February.

Larry Greenberg - Langen McAlenny - Analyst

Okay. Great, that’s very helpful. I appreciate it.

Bob Restrepo - State Auto Financial - Chairman, President & CEO

Thanks, Larry.

Operator

Our next question from Beth Malone with KeyBanc, your line is open.

Beth Malone - KeyBanc - Analyst

Thank you, I just wanted to ask a followup. I was just interested to understand why this morning do you put out your earnings release and then follow it up with the press release about the cat losses? Why not put them into the one release? I just wondered was there a purpose for that?

Bob Restrepo - State Auto Financial - Chairman, President & CEO

It was nothing material. There are two separate stories one having to do with last year, which we were very pleased with, the result and we had a material event. We could have waited another week or two until we had a better handle but we felt we had a reasonable handle on those three catastrophes and rather than wait later on the quarter and preannounce before we announced our first quarter results we thought of the appropriate, in the interest of transparency to make it as early as possible.

Beth Malone - KeyBanc - Analyst

That’s fine, I understand that. And it’s a little early to tell, but does the fact that you had this significant a loss from tornadoes cause you to think about your exposures or where you’re writing business or anything?

Bob Restrepo - State Auto Financial - Chairman, President & CEO

Not really, Beth, this is any company, no matter how big they are is going to have property concentrations, usually in their backyard, where I’ve been in the past in New England, it happened to be New England and New York because the business was in the backyard so a bad winter there hurt. Here, our backyard is in Ohio and Kentucky and Indiana and Tennessee. Those are our bigger states. We’re obviously working over time to achieve better risks which is a key to our M&A strategy, but for where we’re right now Louisville, in particular Kentucky, and most particularly is an area

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FINAL TRANSCRIPT
Feb. 14. 2008 / 10:00AM ET, STFC - Q4 2007 State Auto Financial Earnings Conference Call

where we have our largest concentration of property risks and bad weather in Kentucky such as we’ve seen particularly in the last week unduly hurts us.

Beth Malone - KeyBanc - Analyst

Okay, thank you.

Bob Restrepo - State Auto Financial - Chairman, President & CEO

It could happen in Connecticut tomorrow. Who knows?

Beth Malone - KeyBanc - Analyst

I don’t think a tornado could happen in Connecticut tomorrow.

Bob Restrepo - State Auto Financial - Chairman, President & CEO

I lived through one when I lived in Connecticut, but it is a rare event, I agree.

Beth Malone - KeyBanc - Analyst

Okay, thanks.

Operator

Our next question from Matt Ormond from KBW, your line is open.

Matt Ormond - KBW - Analyst

Gentlemen, good morning.

Bob Restrepo - State Auto Financial - Chairman, President & CEO

Good morning.

Matt Ormond - KBW - Analyst

Just one quick numbers question. What was the cost of the shares you purchased in the quarter?

Bob Restrepo - State Auto Financial - Chairman, President & CEO

Do you have a fourth quarter?

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FINAL TRANSCRIPT
Feb. 14. 2008 / 10:00AM ET, STFC - Q4 2007 State Auto Financial Earnings Conference Call

Matt Mrozek - State Auto Financial - Corporate Actuary

It it was $22.1 million for the full year, Matt. I’ll have to do a quick calc here; most of that was in the fourth quarter. $27.50 was the average price.

Matt Ormond - KBW - Analyst

Great, that is?

Matt Mrozek - State Auto Financial - Corporate Actuary

$27.50 is the average price.

Matt Ormond - KBW - Analyst

Great, thanks much.

Operator

Our next question from Chuck Hamilton, FTN Midwest, your line is open.

Chuck Hamilton - FTN Midwest - Analyst

Great, thank you.

Bob a couple of quick questions. In terms of looking at the great growth in private passenger auto, 2.3% in the quarter, could you provide some additional color, some additional details may be give impact on what CustomFit is having and what you determine your success in the product whether market penetration or states or those kinds of things?

Bob Restrepo - State Auto Financial - Chairman, President & CEO

One of the things that we look at—look at several things. One is activity. As I mentioned, how many at bats are we getting and is year we saw significant increases in the number of times our agents quoted us. The other thing we monitor both from an efficiency standpoint but also making sure that we’re not getting selected against or we’re not overly competitive is what our quote to write ratio was and we write about one out of every three quotes that we do and that, to me, at least in my experience, is a good balance. That means we’re neither too hot or too cold from a pricing standpoint but the key is really to get more opportunities and make sure we’re increase the denominator in the quote to write ratio.

We also look at the profitability. We have a extremely profitable legacy book. We’re not converting the legacy book to CustomFit, we monitor where—we monitor how often our agents actually convert existing business to our CustomFit products. And about 20% of our new business can be accounted for as a result of conversions from our legacy book to our current book.

We also monitor the loss ratio, the profitability of the new CustomFit business relative to the legacy business and it’s comparable. Our loss ratios are comparable, particularly as we build out the book and I’m looking to Matt right now. I think CustomFit accounts were about what 30% of our—little less than that?

Matt Mrozek - State Auto Financial - Corporate Actuary

Twenty—20% of our…

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FINAL TRANSCRIPT
Feb. 14. 2008 / 10:00AM ET, STFC - Q4 2007 State Auto Financial Earnings Conference Call

Bob Restrepo - State Auto Financial - Chairman, President & CEO

20% of our total business now is in CustomFit.

Chuck Hamilton - FTN Midwest - Analyst

Did you mean personal auto business, Bob. Is that 20% of the personal auto book.

Bob Restrepo - State Auto Financial - Chairman, President & CEO

Yes.

Chuck Hamilton - FTN Midwest - Analyst

Okay, and in a followup, looking at the tremendous growth in workers compensation this quarter, you had 11.8% growth in comp in the fourth quarter. What can you attribute that growth in the quarter too?

Bob Restrepo - State Auto Financial - Chairman, President & CEO

First of all, a very low premium base. It doesn’t take a whole lot of growth to increase relative to where we are, but one of the things that we’ve been really focusing in on over the last year or so is rounding out accounts. We’ve had very profitable results for small workers compensation policies. By small I mean low premium, and also low costs. Most of our growth, virtually all of our growth is coming from guaranteed costs. We’re not a big player (inaudible) in our standard lines. It’s really a rounding out accounts in low hazard; we’re not writing workers compensation much for construction or for any high hazard classes. Most of our BOP business in tends to be focused on low hazard classes and our effort has been to round out those accounts.

Chuck Hamilton - FTN Midwest - Analyst

Okay, and I think the third question I’ll let somebody else take over.

I guess on the back of the first quarter catastrophe losses of $30 million to $33 million. Have you given further thought to put in place an aggregate treaty when it renews in July?

Bob Restrepo - State Auto Financial - Chairman, President & CEO

That’s something that we’ve looked at in the past, over the past 18 months or so. The market wasn’t receptive to an aggregate treaty but that’s definitely something that we continue to look at. My guess is they’re given the softening in the property cat markets there might be a greater receptivity to an aggregate treaty. When we’ve looked at it in the past it was really dollar trading and didn’t make economic sense for us but we’ll continue to check.

Chuck Hamilton - FTN Midwest - Analyst

Great. Thank you very much.

Operator

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FINAL TRANSCRIPT
Feb. 14. 2008 / 10:00AM ET, STFC - Q4 2007 State Auto Financial Earnings Conference Call

Our next question from Larry Greenberg with Langen McAlenny, your line is open.

Larry Greenberg - Langen McAlenny - Analyst

Thank you, just curious with a pretty clean investment portfolio and strong capital position, given some of the dislocation in the market, are you inclined at all to may be diversify a little bit into some opportunistic areas?

Bob Restrepo - State Auto Financial - Chairman, President & CEO

What are you referring to specifically, Larry. I think I know where you are going, but I’m not sure.

Larry Greenberg - Langen McAlenny - Analyst

It could be in equity, it could be in the fixed income segments that have gotten whacked pretty good.

Bob Restrepo - State Auto Financial - Chairman, President & CEO

We’ve taken a look at our—just our risk reward tolerance for our investment that we’ve done a lot of work with the investment committee of our two boards. We’ve also examined—do we have the appropriate asset allocation and I’ll ask Steve and Jim to respond in conclusions. We’ve made modest changes but not significant ones.

Steve English - State Auto Financial - CFO

Larry, this is Steve English. We have made some changes. Typically on the equity portfolio had restricted that to large cap U.S. dividend-paying stock. We now are moving dollars out of that bucket and into U.S. small cap stocks and some international stocks and had accomplished some of that by the end of the year. In fact, if you look at the balance sheet, you’ll see an increase in our other invested assets year-over-year and what’s driving that is because of the accounting nuances. That’s where our international money went, but in terms of shifting say the mix between fixed incomes and equities at the moment we have no plans to do that.

Do you have anything to add to that.

Jim Duemey - State Auto Financial - Chief Investment Officer

No I don’t—that’s exactly what we have done for the last year.

Bob Restrepo - State Auto Financial - Chairman, President & CEO

Nothing new.

Larry Greenberg - Langen McAlenny - Analyst

Okay, thanks.

Operator

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FINAL TRANSCRIPT
Feb. 14. 2008 / 10:00AM ET, STFC - Q4 2007 State Auto Financial Earnings Conference Call

At this time, I’m showing no other questions.

Terry Bowshier - State Auto Financial - VP Investor Relations

Okay. Thank you. We would like to thank all of you for participating in our conference call and for your continued interest in support of State Auto Financial. We look forward to speaking with you again on the first quarter earrings call scheduled for April 24, 2008 if not before.

Thank you and have a great day by remembering a loved one this Valentine’s Day. Thank you.

Operator

Today’s call is concluded. All parties may disconnect.

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